ANNUAL REPORT
                                 NOVEMBER 30, 2000

                                 [GRAPHIC OMITTED]

Mercury
Global
Balanced
Fund
    OF MERCURY FUNDS, INC.

MERCURY MASTER
GLOBAL BALANCED PORTFOLIO

SECTOR REPRESENTATION OF EQUITIES AND
FIXED-INCOME SECURITIES
--------------------------------------------------------------------------------

As a Percentage of Net Assets as of November 30, 2000

A pie chart depicting portfolio composition according to sector representation of equities and fixed-income securities for the quarter ended November 30, 2000.

Cash Equivalent                6.5%
Healthcare                     8.3%
Consumer Discretionary         5.2%
Information Technology         9.3%
Financials                    19.8%
Government Obligations        28.3%
Consumer Staples               6.4%
Energy                         3.8%
Industrials                    3.9%
Materials                      1.1%
Telecommunications             5.6%
Utilities                      1.8%

GEOGRAPHIC ASSET MIX
--------------------------------------------------------------------------------

As a Percentage of Equities as of November 30, 2000

A pie chart depicting portfolio composition according to regional representation for the quarter ended November 30, 2000.

North America                 49.0%
Europe                        34.0%
Pacific Basin/Asia            17.0%


               November 30, 2000 (2) Mercury Global Balanced Fund

DEAR SHAREHOLDER

Fiscal Year in Review

We are pleased to provide you with this annual report. For the 12 months ended November 30, 2000, Mercury Global Balanced Fund's Class I, Class A, Class B and Class C Shares had total returns of -5.60%, -5.75%, -6.44% and -6.52%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7-9 of this report to shareholders.)

Throughout the fiscal year, our underweighted position of bonds in favor of equities had a negative effect on the Fund's performance. On the equity side, the Fund underperformed its equity benchmark, the unmanaged Morgan Stanley Capital International (MSCI) World Index.

The financial sector performed well during the year, benefiting from a more benign interest rate environment. A major source of our underperformance for the year was our underweighted position in this sector. We were particularly affected by our poor stock selection within the banks' sub-sector. Our underweighted position in healthcare also detracted from the Fund's performance, as the sector benefited from investors increasingly switching into the more defensive growth areas. The telecommunications sector performed poorly over the year, as companies such as Vodafone AirTouch PLC suffered from the high cost of obtaining third-generation licenses. The Portfolio suffered from its overweighted position in this sector. However, in the first quarter of 2000, the Fund benefited noticeably from its overweighting in the "new economy" sectors. Negative performance was partially offset by our positive performance from our holdings in the consumer staples sector. Within this sector, our holdings in the UK retailer, Tesco PLC performed particularly well. Tesco PLC is a relatively inexpensive stock compared to its chic global competitors, such as Wal-Mart Stores, Inc., and has a coherent overseas strategy.

On the bond side, the Fund modestly underperformed its fixed-income benchmark, the unmanaged Salomon Smith Barney World Government Bond Index (Hedged). The Fund's underweighted position in Japanese bonds subtracted from our performance, although our overweighted position in Western bond markets at the end of the period added to performance.

Economic and Market Review

The strong performance of global stock markets at the end of 1999 continued to be a feature through the first quarter of 2000. During this period, investors continued to focus on companies operating in the new economy, namely the technology, media and telecommunications (TMT) sectors. As a result, the global technology sector continued its trend of significantly outperforming all other major global sectors. However, an abrupt reversal occurred in mid-March, impacting high valuation TMT stocks. For the rest of the period, there was a marked increase in volatility as mid cap value stocks came into favor, outperforming large cap growth stocks.

Global stock markets continued to be volatile through the second quarter of the year as investors focused on expectations for interest rates and corporate profits. TMT stocks, in particular, came under intense selling pressure.


               November 30, 2000 (3) Mercury Global Balanced Fund

Early in the summer, investors expected the Federal Reserve Board to continue increasing interest rates to slow the US economy (inflationary figures were stronger than expected), contributing to substantial equity market declines. At the monthly meeting of the Federal Reserve Board in May, interest rates were raised by 50 basis points (0.50%), the largest increase in more than five years.

Equity and bond markets made a partial recovery in the third quarter following weaker-than-anticipated US economic data, and no further interest rate increases. Coupled with interest rate speculation, institutional investors increased their focus on the quality and repetition of corporate earnings growth. As the market environment became characterized by increasing levels of uncertainty with regard to the extent of the US interest rate cycle, a cautious sectoral stance was maintained. Early indications of a slowdown in the US economy were demonstrated by a growing number of US companies issuing profits warnings, including Goodyear Tire & Rubber Co., The Procter & Gamble Co. and Xerox Corp.

Continental European markets made relative progress as evidence of stronger economic growth supported the long-term case for investment in this region. In Asia, the outlook remained mixed with continuing economic malaise in Japan contrasting with buoyant economic growth elsewhere in the region, particularly China, Singapore and South Korea. Japan's zero interest rate policy ended in August, heralding the first interest rate increase there in a decade. However, interest rate increases by the European Central Bank did little to support the euro, which hit a lifetime low against the US dollar.

Toward the end of 2000, markets continued to perform poorly. Company profit warnings focused attention on slowing corporate earnings. The oil price hit a 10-year high and the euro touched new lows against the US dollar. Coordinated intervention by the world's leading central banks to support the euro took markets by surprise, and demonstrated commitment to protect the global economy from the potentially destabilizing impact of further extreme price movements.

Portfolio Activity

We started the year underweighted in the consumer discretionary and financials sector, and maintained this underweight stance throughout the year. We kept an overweighted position in the consumer staples and energy sectors during 2000. As the process for information technology companies deteriorated, we reduced our overweighted position and moved to underweight following increasing concerns over companies meeting their earnings targets. Similarly, we reduced our position in telecommunications companies to broadly neutral.

The fixed-income portion of the Fund began the period underweighted in the United States and European bond markets as their economies, in particular the US economy, grew at a rapid rate. However, Western bond market holdings were increased as central banks raised interest rates, which along with the oil price rise, slowed economic growth. The Portfolio remained underweighted in Japanese bond markets as the Bank of Japan raised interest rates for the first time in 10 years.


               November 30, 2000 (4) Mercury Global Balanced Fund

Investment Outlook

US interest rates have now peaked, following the slowing of US economic growth. Although high oil prices are an inflationary pressure, we have a benign view of global inflation for 2001. Although cyclical pressures have increased, mostly in the traded goods sector, capacity constraints are only evident in selected industries such as technology and finance. Moreover, cyclical pressures should diminish next year as growth slows.

US earnings results have provided further evidence of moderating economic growth in the United States and Europe. We are not convinced that investors have yet come to terms with slowing rates of profit growth, particularly in the technology sector. Liquidity is beginning to improve and valuations have reduced somewhat but remain at the top end of their historical range. Our current preference is for companies with high visibility and low volatility and with quarterly earnings. Consequently, our stance toward consumer staples has remained positive, but we have moved from neutral to negative on information technology and wireless telecoms, which appear to have inferior visibility. We believe that markets will remain volatile in the near term, therefore we have reduced the risk in the Portfolio, and moved to a more neutral sector strategy, but continue to express our conviction at a stock level.

We expect Western bond markets to perform well as global growth continues to slow. The US Federal Reserve Board has already moved to lower interest rates, which should provide bond markets with some additional support. However, Japanese bonds are likely to perform poorly as their fiscal position continues to deteriorate. In general, government bonds offer a tactical alternative to equities, which reflect current concerns over equity returns, more than the inherent attraction of bonds.

In Conclusion

We thank you for your continued investment in Mercury Global Balanced Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Jeffrey Peek           /s/ Gary Lowe             /s/ Rupert Watson

Jeffrey Peek               Gary Lowe                 Rupert Watson
President and Director     Portfolio Manager         Portfolio Manager
                           Equity Investments        Fixed-Income Investments

January 12, 2001


               November 30, 2000 (5) Mercury Global Balanced Fund

IMPORTANT TAX INFORMATION
================================================================================
The following information summarizes all per share distributions paid by Mercury Global Balanced Fund during the year ended November 30, 2000:
--------------------------------------------------------------------------------

                                    Interest               Non-                Foreign       Long-
                       Qualifying    From      Foreign  Qualifying    Total     Taxes        Term
Record       Payable    Ordinary    Federal     Source   Ordinary   Ordinary   Paid or      Capital
Date          Date       Income   Obligations   Income    Income     Income    Withheld      Gains
---------------------------------------------------------------------------------------------------
Class I Shares:
  12/17/99  12/23/99   $.021777    $.028445    $.064080  $.086436   $.200738   $.004018        --
---------------------------------------------------------------------------------------------------
Class A Shares:
  12/17/99  12/23/99   $.020076    $.026222    $.059073  $.079683   $.185054   $.004018        --
---------------------------------------------------------------------------------------------------
Class B Shares:
  12/17/99  12/23/99   $.015275    $.019951    $.044947  $.060628   $.140801   $.004018        --
---------------------------------------------------------------------------------------------------
Class C Shares:
  12/17/99  12/23/99   $.015490    $.020232    $.045579  $.061482   $.142783   $.004018        --
---------------------------------------------------------------------------------------------------

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, there were no long-term capital gains distributions paid by the Fund during the year.

Please retain this information for your records.


               November 30, 2000 (6) Mercury Global Balanced Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

RECENT PERFORMANCE RESULTS*
================================================================================
                                6 Month          12 Month       Since Inception
As of November 30, 2000      Total Return      Total Return      Total Return
--------------------------------------------------------------------------------
Class I                         -5.92%            -5.60%            +1.95%
--------------------------------------------------------------------------------
Class A                         -6.02             -5.75             +1.60
--------------------------------------------------------------------------------
Class B                         -6.33             -6.44             +0.39
--------------------------------------------------------------------------------
Class C                         -6.43             -6.52             +0.30
--------------------------------------------------------------------------------
* Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 4/30/99.


               November 30, 2000 (7) Mercury Global Balanced Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT
================================================================================
Class I & Class A Shares

A line graph depicting the growth of an investment in the Portfolio's Class I & Class A Shares compared to growth of an investment in the Morgan Stanley Capital International World Index, Salomon Smith Barney World Government Bond Index and the Composite Index. Beginning and ending values are:

                                    4/30/99**         11/00

Mercury Global Balanced Fund+ --
Class I Shares*                     $ 9,475           $ 9,660
Class A Shares*                     $ 9,475           $ 9,627
MSCI
World Index++                       $10,000           $ 9,918
Salomon Smith Barney World
Government Bond Index (Hedged)+++   $10,000           $10,868
Composite Index++++                 $10,000           $10,333

A line graph depicting the growth of an investment in the Portfolio's Class B & Class C Shares compared to growth of an investment in the Morgan Stanley Capital International World Index, Salomon Smith Barney World Government Bond Index and the Composite Index. Beginning and ending values are:

                                    4/30/99**         11/00
Mercury Global Balanced Fund+ --
Class B Shares*                     $10,000           $ 9,643
Class C Shares*                     $10,000           $10,041
MSCI
World Index++                       $10,000           $ 9,918
Salomon Smith Barney World
Government Bond Index (Hedged)+++   $10,000           $10,868
Composite Index++++                 $10,000           $10,333

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Mercury Master Global Balanced Portfolio of Mercury Master Trust. The Portfolio invests in a mix of stocks and high-quality bonds of issuers located in the United States and other developed countries.
++ This unmanaged market-capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States.
+++ This unmanaged market-capitalization weighted Index tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
++++ Composite Index is comprised of 60% of Morgan Stanley Capital International World Index and 40% of Salomon Smith Barney World Government Bond Index (Hedged).

      Past performance is not indicative of future results.


               November 30, 2000 (8) Mercury Global Balanced Fund

FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN
================================================================================
                                                     % Return          % Return
                                                   Without Sales      With Sales
Class I Shares*                                        Charge           Charge**
--------------------------------------------------------------------------------
One Year
Ended 9/30/00                                           +6.83%            +1.22%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 9/30/00                                         +4.98             +1.07
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                      % Return          % Return
                                                       Without            With
Class B Shares*                                          CDSC             CDSC**
--------------------------------------------------------------------------------
One Year
Ended 9/30/00                                           +5.66%            +1.66%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 9/30/00                                         +3.88             +1.09
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                       % Return        % Return
                                                     Without Sales    With Sales
Class A Shares*                                         Charge          Charge**
--------------------------------------------------------------------------------
One Year
Ended 9/30/00                                           +6.48%            +0.89%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 9/30/00                                         +4.67             +0.77
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                       % Return         % Return
                                                        Without           With
Class C Shares*                                          CDSC             CDSC**
--------------------------------------------------------------------------------
One Year
Ended 9/30/00                                           +5.68%            +4.68%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 9/30/00                                         +3.90             +3.90
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


               November 30, 2000 (9) Mercury Global Balanced Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of November 30, 2000
--------------------------------------------------------------------------------

MERCURY GLOBAL BALANCED FUND
================================================================================

Assets:

Investment in Mercury Master Global Balanced Portfolio, at value (identified
  cost--$393,059,386)                                                           $ 391,206,846
Prepaid registration fees                                                             105,324
                                                                                -------------
Total assets                                                                      391,312,170
                                                                                -------------
---------------------------------------------------------------------------------------------
Liabilities:

Payable to distributor                                                                301,956
Payable to administrator                                                               58,924
Accrued expenses                                                                      195,590
                                                                                -------------
Total liabilities                                                                     556,470
                                                                                -------------
---------------------------------------------------------------------------------------------
Net Assets:

Net assets                                                                      $ 390,755,700
                                                                                =============
---------------------------------------------------------------------------------------------
Net Assets Consist of:

Class I Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                             $          93
Class A Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                       289
Class B Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                     2,386
Class C Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                     1,174
Paid-in capital in excess of par                                                  389,999,912
Accumulated distributions in excess of investment income--net                       8,754,795
Accumulated realized capital losses on investments and foreign currency
  transactions from the Portfolio--net                                             (6,150,409)
Unrealized depreciation on investments and foreign currency transactions from
  the Portfolio--net                                                               (1,852,540)
                                                                                -------------
Net assets                                                                      $ 390,755,700
                                                                                =============
---------------------------------------------------------------------------------------------
Net Asset Value:

Class I--Based on net assets of $9,311,472 and 929,970 shares
  outstanding                                                                   $       10.01
                                                                                =============
Class A--Based on net assets of $28,854,246 and 2,889,169 shares
  outstanding                                                                   $        9.99
                                                                                =============
Class B--Based on net assets of $236,312,641 and 23,856,592 shares
  outstanding                                                                   $        9.91
                                                                                =============
Class C--Based on net assets of $116,277,341 and 11,739,492 shares
  outstanding                                                                   $        9.90
                                                                                =============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               November 30, 2000 (10) Mercury Global Balanced Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2000
--------------------------------------------------------------------------------

MERCURY GLOBAL BALANCED FUND
================================================================================

Investment Income:

Investment income allocated from the Portfolio (net of $236,890
  foreign withholding tax)                                                        $   11,340,424
Expenses allocated from the Portfolio                                                 (3,233,234)
                                                                                  --------------
Net investment income from the Portfolio                                               8,107,190
                                                                                  --------------
------------------------------------------------------------------------------------------------
Expenses:

Account maintenance and distribution fees--Class B                $    2,702,213
Account maintenance and distribution fees--Class C                     1,399,002
Administration fee                                                       923,232
Transfer agent fees--Class B                                             194,533
Transfer agent fees--Class C                                             104,424
Printing and shareholder reports                                         102,280
Account maintenance fees--Class A                                         98,157
Registration fees                                                         61,142
Offering costs                                                            55,830
Transfer agent fees--Class A                                              22,736
Professional fees                                                         12,876
Transfer agent fees--Class I                                               7,057
                                                                  --------------
Total expenses                                                                         5,683,482
                                                                                  --------------
Investment income--net                                                                 2,423,708
                                                                                  --------------
------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss) from the Portfolio--Net:

Realized gain (loss) from the Portfolio on:
  Investments--net                                                      (126,377)
  Foreign currency transactions--net                                  11,135,496      11,009,119
                                                                  --------------
Change in unrealized appreciation/depreciation
  on investments and foreign currency transactions
  from the Portfolio--net                                                            (40,039,285)
                                                                                  --------------
Net Decrease in Net Assets Resulting from Operations                              $  (26,606,458)
                                                                                  ==============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               November 30, 2000 (11) Mercury Global Balanced Fund

STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY GLOBAL BALANCED FUND
================================================================================

                                                                      For the      For the Period
                                                                    Year Ended     April 30, 1999+
                                                                   November 30,    to November 30,
Increase (Decrease) in Net Assets:                                      2000             1999
--------------------------------------------------------------------------------------------------
Operations:

Investment income--net                                            $   2,423,708    $   2,082,408
Realized gain (loss) on investments and foreign currency
   transactions from the Portfolio--net                              11,009,119       (6,493,184)
Change in unrealized appreciation/depreciation on investments
  and foreign currency transactions from the Portfolio--net         (40,039,285)      38,186,745
                                                                  ==============================
Net increase (decrease) in net assets resulting from operations     (26,606,458)      33,775,969
                                                                  ==============================
--------------------------------------------------------------------------------------------------
Dividends to Shareholders:

Investment income--net:
  Class I                                                              (151,575)              --
  Class A                                                              (459,016)              --
  Class B                                                            (2,255,545)              --
  Class C                                                            (1,207,439)              --
In excess of investment income--net:
  Class I                                                               (92,470)              --
  Class A                                                              (280,026)              --
  Class B                                                            (1,376,013)              --
  Class C                                                              (736,607)              --
                                                                  ------------------------------
Net decrease in net assets resulting from
  dividends to shareholders                                          (6,558,691)              --
                                                                  ------------------------------
--------------------------------------------------------------------------------------------------
Capital Share Transactions:

Net increase (decrease) in net assets derived from
  capital share transactions                                        (56,228,485)     446,273,365
                                                                  ------------------------------
--------------------------------------------------------------------------------------------------
Net Assets:

Total increase (decrease) in net assets                             (89,393,634)     480,049,334
Beginning of period                                                 480,149,334          100,000
                                                                  ------------------------------
End of period*                                                    $ 390,755,700    $ 480,149,334
                                                                  ==============================
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net                            $          --    $   1,649,867
                                                                  ==============================
+ Commencement of operations
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               November 30, 2000 (12) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS

MERCURY GLOBAL BALANCED FUND
================================================================================
The following per share data and ratios have been derived from information provided in the financial statements.

                                                               Class I
                                                     -----------------------------
                                                       For the     For the Period
                                                      Year Ended   April 30, 1999+
                                                     November 30,  to November 30,
Increase (Decrease) in Net Asset Value:                2000++++         1999
----------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                 $    10.80         $    10.00
                                                     -----------------------------
Investment income--net                                      .16                .11
Realized and unrealized gain (loss) on investments
  and foreign currency transactions from
  the Portfolio--net                                       (.75)               .69
                                                     -----------------------------
Total from investment operations                           (.59)               .80
                                                     -----------------------------
Less dividends from:
  Investment income--net                                   (.12)                --
  In excess of investment income--net                      (.08)                --
                                                     -----------------------------
Total dividends                                            (.20)                --
                                                     -----------------------------
Net asset value, end of period                       $    10.01         $    10.80
                                                     =============================
----------------------------------------------------------------------------------
Total Investment Return:**

Based on net asset value per share                        (5.60%)             8.00%+++
                                                     =============================
----------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses++                                                 1.01%              1.10%*
                                                     =============================
Investment income--net                                     1.44%              1.73%*
                                                     =============================
----------------------------------------------------------------------------------
Supplemental Data:

Net assets, end of period (in thousands)             $    9,312         $   13,333
                                                     =============================
----------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


               November 30, 2000 (13) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS
(CONTINUED)

MERCURY GLOBAL BALANCED FUND
================================================================================
The following per share data and ratios have been derived from information provided in the financial statements.

                                                               Class A
                                                     -------------------------------
                                                        For the     For the Period
                                                      Year Ended    April 30, 1999+
                                                     November 30,   to November 30,
Increase (Decrease) in Net Asset Value:                2000++++          1999
------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                 $    10.78           $    10.00
                                                     -------------------------------
Investment income--net                                      .13                  .09
Realized and unrealized gain (loss) on investments
  and foreign currency transactions from
  the Portfolio--net                                       (.73)                 .69
                                                     -------------------------------
Total from investment operations                           (.60)                 .78
                                                     -------------------------------
Less dividends from:
  Investment income--net                                   (.12)                  --
  In excess of investment income--net                      (.07)                  --
                                                     -------------------------------
Total dividends                                            (.19)                  --
                                                     -------------------------------
Net asset value, end of period                       $     9.99           $    10.78
                                                     ===============================
------------------------------------------------------------------------------------
Total Investment Return:**

Based on net asset value per share                        (5.75%)               7.80%+++
                                                     ===============================
------------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses++                                                 1.26%                1.35%*
                                                     ===============================
Investment income--net                                     1.19%                1.47%*
                                                     ===============================
------------------------------------------------------------------------------------
Supplemental Data:

Net assets, end of period (in thousands)             $   28,854           $   43,442
                                                     ===============================
------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


               November 30, 2000 (14) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS
(CONTINUED)

MERCURY GLOBAL BALANCED FUND
================================================================================
The following per share data and ratios have been derived from information provided in the financial statements.

                                                               Class B
                                                    ------------------------------
                                                       For the     For the Period
                                                     Year Ended    April 30, 1999+
                                                    November 30,   to November 30,
Increase (Decrease) in Net Asset Value:               2000++++          1999
----------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                 $     10.73       $     10.00
                                                     -----------------------------
Investment income--net                                       .05               .04
Realized and unrealized gain (loss) on investments
  and foreign currency transactions from
  the Portfolio--net                                        (.73)              .69
                                                     -----------------------------
Total from investment operations                            (.68)              .73
                                                     -----------------------------
Less dividends from:
  Investment income--net                                    (.09)               --
  In excess of investment income--net                       (.05)               --
                                                     -----------------------------
Total dividends                                             (.14)               --
                                                     -----------------------------
Net asset value, end of period                       $      9.91       $     10.73
                                                     =============================
----------------------------------------------------------------------------------
Total Investment Return:**

Based on net asset value per share                         (6.44%)            7.30%+++
                                                     =============================
----------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses++                                                  2.02%             2.12%*
                                                     =============================
Investment income--net                                       .43%              .68%*
                                                     =============================
----------------------------------------------------------------------------------
Supplemental Data:

Net assets, end of period (in thousands)             $   236,313       $   277,296
                                                     =============================
----------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


               November 30, 2000 (15) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS
(CONCLUDED)

MERCURY GLOBAL BALANCED FUND
================================================================================
The following per share data and ratios have been derived from information provided in the financial statements.

                                                               Class C
                                                     -------------------------------
                                                         For the     For the Period
                                                       Year Ended    April 30, 1999+
                                                      November 30,   to November 30,
Increase (Decrease) in Net Asset Value:                 2000++++          1999
------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                 $     10.73         $     10.00
                                                     -------------------------------
Investment income--net                                       .05                 .04
Realized and unrealized gain (loss) on investments
  and foreign currency transactions from
  the Portfolio--net                                        (.74)                .69
                                                     -------------------------------
Total from investment operations                            (.69)                .73
                                                     -------------------------------
Less dividends from:
  Investment income--net                                    (.09)                 --
  In excess of investment income--net                       (.05)                 --
                                                     -------------------------------
Total dividends                                             (.14)                 --
                                                     -------------------------------
Net asset value, end of period                       $      9.90         $     10.73
                                                     ===============================
------------------------------------------------------------------------------------
Total Investment Return:**

Based on net asset value per share                         (6.52%)              7.30%+++
                                                     ===============================
------------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses++                                                  2.02%               2.10%*
                                                     ===============================
Investment income--net                                       .43%                .70%*
                                                     ===============================
------------------------------------------------------------------------------------
Supplemental Data:

Net assets, end of period (in thousands)             $   116,277         $   146,078
                                                     ===============================
------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


               November 30, 2000 (16) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY GLOBAL BALANCED FUND
================================================================================

(1)   Significant Accounting Policies:

      Mercury Global Balanced Fund (the "Fund") is part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Global Balanced Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      (b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

      (d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

      (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


               November 30, 2000 (17) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (f) Investment transactions--Investment transactions are accounted for on a trade date basis.

      (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $11,179,320 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $60,591 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

(2)   Transactions with Affiliates:

      The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

      The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                 Account           Distribution
                                              Maintenance Fee          Fee
      --------------------------------------------------------------------------
      Class A                                      .25%                --
      --------------------------------------------------------------------------
      Class B                                      .25%               .75%
      --------------------------------------------------------------------------
      Class C                                      .25%               .75%
      --------------------------------------------------------------------------

      Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.


               November 30, 2000 (18) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      For the year ended November 30, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                                   FAMD                 MLPF&S
      --------------------------------------------------------------------------
      Class I                                     $   11               $   220
      --------------------------------------------------------------------------
      Class A                                     $5,378               $74,997
      --------------------------------------------------------------------------

      For the year ended November 30, 2000, MLPF&S received contingent deferred sales charges of $1,052,134 and $76,616 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $141 relating to transactions subject to front-end sales charge waivers in Class I Shares.

      Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Accounting services were provided to the Fund by FAM.

      Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

(3)   Investments:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended November 30, 2000 were $5,434,013 and $74,056,200, respectively.

(4)   Capital Share Transactions:

      Net increase (decrease) in net assets derived from capital share transactions were $(56,228,485) and $446,273,365 for the year ended November 30, 2000 and the period April 30, 1999 to November 30, 1999, respectively.

      Transactions in capital shares for each class were as follows:

      Class I Shares for the Year Ended
      November 30, 2000                                       Shares    Dollar Amount
      -------------------------------------------------------------------------------
      Shares sold                                             156,627     $ 1,716,542
      Shares issued to shareholders in reinvestment
        of dividends                                           19,227         208,611
                                                           --------------------------
      Total issued                                            175,854       1,925,153
      Shares redeemed                                        (480,897)     (5,157,054)
                                                           --------------------------
      Net decrease                                           (305,043)    $(3,231,901)
                                                           ==========================
      -------------------------------------------------------------------------------


               November 30, 2000 (19) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      Class I Shares for the Period April 30, 1999+
      to November 30, 1999                                 Shares       Dollar Amount
      --------------------------------------------------------------------------------
      Shares sold                                          1,616,297    $  16,138,828
      Shares redeemed                                       (383,784)      (3,878,805)
                                                       ------------------------------
      Net increase                                         1,232,513    $  12,260,023
                                                       ==============================
      --------------------------------------------------------------------------------

+ Prior to April 30, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000

      Class A Shares for the Year Ended
      November 30, 2000                                      Shares      Dollar Amount
      --------------------------------------------------------------------------------
      Shares sold                                            330,684    $   3,619,532
      Automatic conversion of shares                         133,545        1,456,473
      Shares issued to shareholders in reinvestment
      of dividends                                            55,933          606,874
                                                       ------------------------------
      Total issued                                           520,162        5,682,879
      Shares redeemed                                     (1,660,787)     (17,822,054)
                                                       ------------------------------
      Net decrease                                        (1,140,625)   $ (12,139,175)
                                                       ==============================
      --------------------------------------------------------------------------------

      Class A Shares for the Period April 30, 1999+
      to November 30, 1999                                   Shares      Dollar Amount
      --------------------------------------------------------------------------------
      Shares sold                                          4,650,095    $  46,464,008
      Shares redeemed                                       (622,801)      (6,280,604)
                                                       ------------------------------
      Net increase                                         4,027,294    $  40,183,404
                                                       ==============================
      --------------------------------------------------------------------------------

+ Prior to April 30, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000

      Class B Shares for the Year Ended
      November 30, 2000                                      Shares      Dollar Amount
      --------------------------------------------------------------------------------
      Shares sold                                          1,847,541    $  19,963,840
      Shares issued to shareholders in reinvestment
      of dividends                                           282,395        3,061,161
                                                       ------------------------------
      Total issued                                         2,129,936       23,025,001
      Automatic conversion of shares                        (133,913)      (1,456,473)
      Shares redeemed                                     (3,979,276)     (42,634,991)
                                                       ------------------------------
      Net decrease                                        (1,983,253)   $ (21,066,463)
                                                       ==============================
      --------------------------------------------------------------------------------

      Class B Shares for the Period April 30, 1999+
      to November 30, 1999                                  Shares       Dollar Amount
      --------------------------------------------------------------------------------
      Shares sold                                         27,272,894    $ 272,311,072
      Shares redeemed                                     (1,435,549)     (14,441,505)
                                                       ------------------------------
      Net increase                                        25,837,345    $ 257,869,567
                                                       ==============================
      --------------------------------------------------------------------------------

+ Prior to April 30, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


               November 30, 2000 (20) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

      Class C Shares for the Year Ended
      November 30, 2000                                      Shares      Dollar Amount
      --------------------------------------------------------------------------------
      Shares sold                                          1,089,070    $  11,785,214
      Shares issued to shareholders in reinvestment
      of dividends                                           156,253        1,693,783
                                                       ------------------------------
      Total issued                                         1,245,323       13,478,997
      Shares redeemed                                     (3,116,530)     (33,269,943)
                                                       ------------------------------
      Net decrease                                        (1,871,207)   $ (19,790,946)
                                                       ==============================
      --------------------------------------------------------------------------------

      Class C Shares for the Period April 30, 1999+
      to November 30, 1999                                  Shares       Dollar Amount
      --------------------------------------------------------------------------------
      Shares sold                                         14,563,255    $ 145,538,987
      Shares redeemed                                       (955,056)      (9,578,616)
                                                       ------------------------------
      Net increase                                        13,608,199    $ 135,960,371
                                                       ==============================
      --------------------------------------------------------------------------------

+ Prior to April 30, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.

(5)   Subsequent Event:

      On December 1, 2000, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.406470 per Class I Share, $.371915 per Class A Share, $.290881 per Class B Share and $.283767 per Class C Share, payable on December 27, 2000 to shareholders of record as of December 20, 2000.


               November 30, 2000 (21) Mercury Global Balanced Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Mercury Global Balanced Fund
(One of the Series constituting Mercury Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury Global Balanced Fund as of November 30, 2000, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period April 30, 1999 (commencement of operations) to November 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Global Balanced Fund as of November 30, 2000, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for the year then ended and for the period April 30, 1999 (commencement of operations) to November 30, 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 18, 2001


               November 30, 2000 (22) Mercury Global Balanced Fund

SCHEDULE OF INVESTMENTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

                                                                                                          In US Dollars
                                                                                                 -------------------------------
                           Shares                                                                                     Percent of
Industries                  Held                      Common Stocks                                  Value            Net Assets
--------------------------------------------------------------------------------------------------------------------------------
EUROPE
================================================================================================================================
Finland

Communications             99,774               Nokia Oyj                                        $  4,181,985               1.1%
Equipment
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Finland                        4,181,985               1.1
--------------------------------------------------------------------------------------------------------------------------------
France

Banks                      11,945               Banque Nationale de Paris (BNP)                       923,353               0.2
--------------------------------------------------------------------------------------------------------------------------------
Communications             32,036               Alcatel                                             1,589,578               0.4
Equipment
--------------------------------------------------------------------------------------------------------------------------------
Food & Drug Retailing      30,781               Carrefour SA                                        1,855,544               0.5
--------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants        31,709               Accor SA                                            1,195,196               0.3
& Leisure
--------------------------------------------------------------------------------------------------------------------------------
Insurance                  16,355               Axa                                                 2,292,161               0.6
--------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities            24,322               Vivendi                                             1,503,233               0.4
--------------------------------------------------------------------------------------------------------------------------------
Multiline Retail            5,950               Pinault-Printemps-Redoute SA                        1,077,331               0.3
--------------------------------------------------------------------------------------------------------------------------------
Oil & Gas                  16,927               Total Fina SA 'B'                                   2,420,953               0.6
--------------------------------------------------------------------------------------------------------------------------------
Semiconductor              33,773               STMicroelectronics NV                               1,424,401               0.4
Equipment & Products
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in France                        14,281,750               3.7
--------------------------------------------------------------------------------------------------------------------------------
Germany

Airlines                   56,831               Deutsche Lufthansa AG
                                                (Registered Shares)                                 1,202,155               0.3
--------------------------------------------------------------------------------------------------------------------------------
Banks                      20,176               HypoVereinsbank                                     1,015,153               0.3
--------------------------------------------------------------------------------------------------------------------------------
Industrial                 13,135               Siemens AG                                          1,503,573               0.4
Conglomerates
--------------------------------------------------------------------------------------------------------------------------------
Insurance                   7,738               Allianz AG (Registered Shares)                      2,704,475               0.7
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Germany                        6,425,356               1.7
--------------------------------------------------------------------------------------------------------------------------------
Italy

Banks                     528,897               Banca Intesa SpA                                    2,306,628               0.6
--------------------------------------------------------------------------------------------------------------------------------
Oil & Gas                 148,805               ENI SpA                                               896,380               0.2
--------------------------------------------------------------------------------------------------------------------------------

                                                Total Investments in Italy                          3,203,008               0.8
--------------------------------------------------------------------------------------------------------------------------------


               November 30, 2000 (23) Mercury Global Balanced Fund

                                                                                                          In US Dollars
                                                                                                 -------------------------------
                           Shares                                                                                     Percent of
Industries                  Held                      Common Stocks                                  Value            Net Assets
--------------------------------------------------------------------------------------------------------------------------------
EUROPE (continued)
================================================================================================================================
Netherlands

Beverages                 28,569                Heineken NV                                      $1,543,141                 0.4%
--------------------------------------------------------------------------------------------------------------------------------
Diversified Financials    40,065                ING Groep NV                                      2,887,084                 0.7
--------------------------------------------------------------------------------------------------------------------------------
Media                     21,983                VNU NV                                              960,637                 0.3
                          37,150                Wolters Kluwer NV 'A'                               910,668                 0.2
                                                                                                --------------------------------
                                                                                                  1,871,305                 0.5
--------------------------------------------------------------------------------------------------------------------------------
Oil & Gas                 40,154                Royal Dutch Petroleum Company                     2,408,335                 0.6
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in the Netherlands              8,709,865                 2.2
--------------------------------------------------------------------------------------------------------------------------------
Spain

Banks                    229,211                Banco Santander Central Hispano, SA               2,033,192                 0.5
--------------------------------------------------------------------------------------------------------------------------------
Diversified              127,417              + Telefonica SA                                     2,002,043                 0.5
Telecommunication
Services
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Spain                        4,035,235                 1.0
--------------------------------------------------------------------------------------------------------------------------------
Sweden

Communications           242,124                Telefonaktiebolaget LM Ericsson AB 'B'            2,764,303                 0.7
Equipment
--------------------------------------------------------------------------------------------------------------------------------
Insurance                 81,703                Skandia Forsakrings AB                            1,246,441                 0.3
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Sweden                       4,010,744                 1.0
--------------------------------------------------------------------------------------------------------------------------------
Switzerland

Commercial                 2,057                Adecco SA (Registered Shares)                     1,279,848                 0.3
Services & Supplies
--------------------------------------------------------------------------------------------------------------------------------
Food Products                780                Nestle SA (Registered Shares)                     1,694,089                 0.5
--------------------------------------------------------------------------------------------------------------------------------
Insurance                  3,757                Zurich Financial Services AG                      2,025,919                 0.5
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Switzerland                  4,999,856                 1.3
--------------------------------------------------------------------------------------------------------------------------------
United Kingdom

Aerospace &              216,363                British Aerospace PLC                             1,110,313                 0.3
Defense
--------------------------------------------------------------------------------------------------------------------------------
Banks                    121,119                HSBC Holdings PLC                                 1,595,077                 0.4
                          87,243                Royal Bank of Scotland Group PLC                  1,793,297                 0.5
                                                                                                --------------------------------
                                                                                                  3,388,374                 0.9
--------------------------------------------------------------------------------------------------------------------------------
Chemicals                      1              + Syngenta AG                                              12                 0.0
--------------------------------------------------------------------------------------------------------------------------------
Diversified              157,131                British Telecommunications PLC                    1,356,541                 0.3
Telecommunication
Services
--------------------------------------------------------------------------------------------------------------------------------


               November 30, 2000 (24) Mercury Global Balanced Fund

                                                                                                          In US Dollars
                                                                                                 -------------------------------
                               Shares                                                                                 Percent of
Industries                      Held                  Common Stocks                                      Value        Net Assets
--------------------------------------------------------------------------------------------------------------------------------
EUROPE (concluded)
================================================================================================================================
United Kingdom (concluded)

Food & Drug                    730,194          Tesco PLC                                        $ 2,929,398                0.8%
Retailing
--------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                  277,921          BG Group PLC                                       1,127,770                0.3
--------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                228,935          Billiton PLC                                         746,438                0.2
                                63,595          Rio Tinto PLC (Registered Shares)                    951,106                0.2
                                                                                                --------------------------------
                                                                                                   1,697,544                0.4
--------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                 89,748          AstraZeneca Group PLC                              4,580,164                1.2
                                92,363          Glaxo Wellcome PLC                                 2,693,308                0.7
                                77,079          SmithKline Beecham PLC                             1,004,712                0.2
                                                                                                --------------------------------
                                                                                                   8,278,184                2.1
--------------------------------------------------------------------------------------------------------------------------------
Wireless                     1,526,264          Vodafone AirTouch PLC                              5,219,762                1.3
Telecommunica-
tions Services
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in the
                                                United Kingdom                                    25,107,898                6.4
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Europe
                                                (Cost--$74,530,884)                               74,955,697               19.2
--------------------------------------------------------------------------------------------------------------------------------

NORTH AMERICA
================================================================================================================================
Canada

Communications                  45,800          Nortel Networks Corporation                        1,728,950                0.4
Equipment
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Canada                        1,728,950                0.4
--------------------------------------------------------------------------------------------------------------------------------
United States

Banks                           38,950          The Chase Manhattan Corporation                    1,436,281                0.4
--------------------------------------------------------------------------------------------------------------------------------
Beverages                       65,800          Anheuser-Busch Companies, Inc.                     3,121,387                0.8
                                36,400          The Coca-Cola Company                              2,279,550                0.6
                                59,600          PepsiCo, Inc.                                      2,704,350                0.7
                                                                                                --------------------------------
                                                                                                   8,105,287                2.1
--------------------------------------------------------------------------------------------------------------------------------
Communications                  56,700        + Cisco Systems, Inc.                                2,710,969                0.7
Equipment
--------------------------------------------------------------------------------------------------------------------------------
Computers &                     37,600        + Dell Computer Corporation                            721,450                0.2
Peripherals                     13,000        + EMC Corporation                                      966,875                0.2
                                35,900          International Business Machines
                                                Corporation                                        3,356,650                0.9
                                10,300        + Network Appliance, Inc.                              508,563                0.1
                                 8,200        + Sun Microsystems, Inc.                               623,713                0.2
                                                                                                --------------------------------
                                                                                                   6,177,251                1.6
--------------------------------------------------------------------------------------------------------------------------------


               November 30, 2000 (25) Mercury Global Balanced Fund

                                                                                                          In US Dollars
                                                                                                 -------------------------------
                               Shares                                                                                Percent of
Industries                      Held                  Common Stocks                                  Value            Net Assets
--------------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA (continued)
================================================================================================================================
United States (continued)

Diversified Financials         26,200           American Express Company                         $1,439,362                 0.3%
                               92,100           Citigroup Inc.                                    4,587,731                 1.2
                                                                                                --------------------------------
                                                                                                  6,027,093                 1.5
--------------------------------------------------------------------------------------------------------------------------------
Diversified                    20,800         + Amdocs Limited                                    1,125,800                 0.3
Telecommunication               9,400         + Level 3 Communications, Inc.                        252,038                 0.1
Services                       44,300         + Qwest Communications
                                                International Inc.                                1,672,325                 0.4
                               36,800           SBC Communications Inc.                           2,021,700                 0.5
                               60,500           Verizon Communications                            3,399,344                 0.9
                                                                                                --------------------------------
                                                                                                  8,471,207                 2.2
--------------------------------------------------------------------------------------------------------------------------------
Electric Utilities             72,900           The Southern Company                              2,300,906                 0.6
--------------------------------------------------------------------------------------------------------------------------------
Energy Equipment &             44,600           Halliburton Company                               1,488,525                 0.4
Service                        30,600           Schlumberger Limited                              1,897,200                 0.5
                                                                                                --------------------------------
                                                                                                  3,385,725                 0.9
--------------------------------------------------------------------------------------------------------------------------------
Food & Drug                    82,400           Walgreen Co.                                      3,671,950                 0.9
Retailing
--------------------------------------------------------------------------------------------------------------------------------
Food Products                  40,100           General Mills, Inc.                               1,649,113                 0.4
--------------------------------------------------------------------------------------------------------------------------------
Healthcare                     59,700           Medtronic, Inc.                                   3,179,025                 0.8
Equipment & Supplies
--------------------------------------------------------------------------------------------------------------------------------
Household Products             28,700           Colgate-Palmolive Company                         1,686,125                 0.4
--------------------------------------------------------------------------------------------------------------------------------
Industrial                    147,600           General Electric Company                          7,315,425                 1.9
Conglomerates
--------------------------------------------------------------------------------------------------------------------------------
Insurance                      24,900           American General Corporation                      1,865,944                 0.5
                               49,700           American International Group, Inc.                4,817,794                 1.2
                                                                                                --------------------------------
                                                                                                  6,683,738                 1.7
--------------------------------------------------------------------------------------------------------------------------------
Internet Software &            70,200         + America Online, Inc.                              2,850,822                 0.7
Services
--------------------------------------------------------------------------------------------------------------------------------
Media                          19,400         + Viacom, Inc. (Class B)                              991,825                 0.3
--------------------------------------------------------------------------------------------------------------------------------
Multiline Retail               20,500         + Kohl's Corporation                                1,098,031                 0.3
                               47,900           Wal-Mart Stores, Inc.                             2,499,781                 0.6
                                                                                                --------------------------------
                                                                                                  3,597,812                 0.9
--------------------------------------------------------------------------------------------------------------------------------
Oil & Gas                      58,110           Exxon Mobil Corporation                           5,113,680                 1.3
                               14,000           Texaco Inc.                                         812,875                 0.2
                                                                                                --------------------------------
                                                                                                  5,926,555                 1.5
--------------------------------------------------------------------------------------------------------------------------------


               November 30, 2000 (26) Mercury Global Balanced Fund

                                                                                                          In US Dollars
                                                                                                 -------------------------------
                           Shares                                                                                     Percent of
Industries                  Held                      Common Stocks                                  Value            Net Assets
--------------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA (concluded)
================================================================================================================================
United States (concluded)

Pharmaceuticals               24,900            Bristol-Myers Squibb Company                     $  1,725,881               0.4%
                              47,700            Eli Lilly and Company                               4,468,894               1.2
                              19,000            Merck & Co., Inc.                                   1,761,063               0.5
                             143,675            Pfizer Inc.                                         6,366,598               1.6
                              71,617            Pharmacia Corporation                               4,368,637               1.1
                                                                                                --------------------------------
                                                                                                   18,691,073               4.8
--------------------------------------------------------------------------------------------------------------------------------
Semiconductor                 18,000          + Altera Corporation                                    430,875               0.1
Equipment &                   66,600            Intel Corporation                                   2,534,963               0.6
Products                      15,200          + Micron Technology, Inc.                               478,800               0.1
                              18,500            Texas Instruments Incorporated                        690,281               0.2
                                                                                                --------------------------------
                                                                                                    4,134,919               1.0
--------------------------------------------------------------------------------------------------------------------------------
Software                      79,100          + Microsoft Corporation                               4,538,363               1.2
--------------------------------------------------------------------------------------------------------------------------------
Tobacco                       24,799            Philip Morris Companies Inc.                          947,012               0.2
--------------------------------------------------------------------------------------------------------------------------------
Wireless                      31,800          + Nextel Communications, Inc.
Telecommunications                              (Class A)                                             985,800               0.2
Services                      44,400          + Sprint Corp. (PCS Group)                            1,007,325               0.3
                                                                                                --------------------------------
                                                                                                    1,993,125               0.5
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in the United States            106,471,601              27.2
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in North America
                                                (Cost--$101,487,181)                              108,200,551              27.6
--------------------------------------------------------------------------------------------------------------------------------

PACIFIC BASIN/ASIA
================================================================================================================================
Australia

Beverages                    414,571            Foster's Brewing Group Limited                      1,020,807               0.3
--------------------------------------------------------------------------------------------------------------------------------
Media                        229,410            The News Corporation Limited                        2,038,180               0.5
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Australia                      3,058,987               0.8
--------------------------------------------------------------------------------------------------------------------------------
Hong Kong

Banks                         42,584            HSBC Holdings PLC                                     570,531               0.2
--------------------------------------------------------------------------------------------------------------------------------
Gas Utilities              1,679,800            Hong Kong and China Gas Company Ltd.                2,110,572               0.5
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Hong Kong                      2,681,103               0.7
--------------------------------------------------------------------------------------------------------------------------------
Japan

Automobiles                  328,000          + Nissan Motor Co., Ltd.                              2,004,568               0.5
--------------------------------------------------------------------------------------------------------------------------------
Banks                        265,000            The Asahi Bank, Ltd.                                  899,481               0.2
                             209,000            The Sumitomo Bank, Ltd.                             2,084,812               0.5
                                                                                                --------------------------------
                                                                                                    2,984,293               0.7
--------------------------------------------------------------------------------------------------------------------------------
Chemicals                    200,000            Asahi Chemical Industry Co., Ltd.                   1,251,185               0.3
--------------------------------------------------------------------------------------------------------------------------------


               November 30, 2000 (27) Mercury Global Balanced Fund

                                                                                                          In US Dollars
                                                                                                 -------------------------------
                           Shares                                                                                     Percent of
Industries                  Held                      Common Stocks                                  Value            Net Assets
--------------------------------------------------------------------------------------------------------------------------------
PACIFIC BASIN/ASIA (concluded)
================================================================================================================================
Japan (concluded)

Communications             10,000               Matsushita Communication                         $ 1,393,816                0.4%
Equipment                                       Industrial Co., Ltd.
--------------------------------------------------------------------------------------------------------------------------------
Computers &                60,000               NEC Corporation                                    1,129,316                0.3
Peripherals
--------------------------------------------------------------------------------------------------------------------------------
Diversified               111,000               The Nomura Securities Co., Ltd.                    2,334,733                0.6
Financials
--------------------------------------------------------------------------------------------------------------------------------
Diversified                   350               DDI Corporation                                    1,649,289                0.4
Telecommunication              42               NTT Mobile Communications
Services                                        Network, Inc.                                      1,072,986                0.3
                                                                                                --------------------------------
                                                                                                   2,722,275                0.7
--------------------------------------------------------------------------------------------------------------------------------
Electronic                181,000               Hitachi Ltd.                                       1,727,077                0.4
Equipment &
Instruments
--------------------------------------------------------------------------------------------------------------------------------
Household Durables         41,000               Matsushita Electric Industrial
                                                Company, Ltd.                                      1,028,933                0.3
                           22,000               Sony Corporation                                   1,660,302                0.4
                                                                                                --------------------------------
                                                                                                   2,689,235                0.7
--------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment          12,000               Nintendo Company Ltd.                              1,797,156                0.5
& Products
--------------------------------------------------------------------------------------------------------------------------------
Machinery                 388,000             + Sumitomo Heavy Industries, Ltd.                      735,545                0.2
--------------------------------------------------------------------------------------------------------------------------------
Metals & Mining           519,000               Mitsubishi Materials Corporation                   1,471,144                0.4
--------------------------------------------------------------------------------------------------------------------------------
Multiline Retail           37,000               Ito-Yokado Co., Ltd.                               1,853,758                0.5
--------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals            69,000               Fujisawa Pharmaceutical Co., Ltd.                  2,161,408                0.5
--------------------------------------------------------------------------------------------------------------------------------
Real Estate               194,000               Mitsubishi Estate Company, Limited                 2,180,366                0.6
--------------------------------------------------------------------------------------------------------------------------------
Textiles & Apparel             50               World Co., Ltd.                                        1,679                0.0
--------------------------------------------------------------------------------------------------------------------------------
Trading                   150,000               Sumitomo Corporation                               1,187,542                0.3
Companies &
Distributors
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Japan                        29,625,096                7.6
--------------------------------------------------------------------------------------------------------------------------------
Singapore

Airlines                   89,000               Singapore Airlines Limited                           857,526                0.2
--------------------------------------------------------------------------------------------------------------------------------
Media                      86,000               Singapore Press Holdings Ltd.                      1,338,540                0.3
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Singapore                     2,196,066                0.5
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in the Pacific
                                                Basin/Asia (Cost--$42,263,445)                    37,561,252                9.6
--------------------------------------------------------------------------------------------------------------------------------


               November 30, 2000 (28) Mercury Global Balanced Fund

                                                                                                          In US Dollars
                                                                                                 -------------------------------
                          Face                                                                                        Percent of
Industries               Amount                     Fixed-Income Securities                          Value            Net Assets
--------------------------------------------------------------------------------------------------------------------------------
EUROPE
================================================================================================================================
Austria

Banks                                           Oesterreich Kontrollbank:
                US$      7,500,000                6% due 5/19/2009                               $ 7,237,875                1.9%
              (yen)    610,000,000                1.80% due 3/22/2010                              5,604,874                1.4
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Austria                      12,842,749                3.3
--------------------------------------------------------------------------------------------------------------------------------
France

Foreign      (euro)      6,950,000              French Btan, 4.50% due 7/12/2002                   6,014,280                1.5
Government              11,770,000              French OAT, 5.25% due 4/25/2008                   10,369,247                2.7
Obligations
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in France                       16,383,527                4.2
--------------------------------------------------------------------------------------------------------------------------------
Germany

Banks           US$     10,300,000              Deutsche Ausgleichsbank,
                                                6.50% due 9/15/2004                               10,311,618                2.6
--------------------------------------------------------------------------------------------------------------------------------
Foreign                                         Bundesobligation:
Government   (euro)      7,100,000                5% due 8/20/2001                                 6,181,217                1.6
Obligations              5,750,000                3.75% due 8/26/2003                              4,875,666                1.2
                         9,150,000                3.25% due 2/17/2004                              7,601,294                1.9
                         7,350,000                4.25% due 2/18/2005                              6,261,964                1.6
                                                Bundesrepublik Deutschland:
                        11,940,000                6% due 7/04/2007                                10,983,502                2.8
                         6,790,000                5.375% due 1/04/2010                             6,081,461                1.6
                        12,015,000                6.25% due 1/04/2030                             11,714,312                3.0
                                                                                                --------------------------------
                                                                                                  53,699,416               13.7
--------------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments in Germany                     64,011,034               16.3
--------------------------------------------------------------------------------------------------------------------------------
United Kingdom

Foreign     (pound)      4,100,000               United Kingdom Gilt,
Government                                       6.75% due 11/26/2004                              6,118,990                1.6
Obligations
--------------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments in the
                                                 United Kingdom                                    6,118,990                1.6
--------------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments in Europe
                                                 (Cost--$105,477,359)                             99,356,300               25.4
--------------------------------------------------------------------------------------------------------------------------------


               November 30, 2000 (29) Mercury Global Balanced Fund

                                                                                                          In US Dollars
                                                                                                 -------------------------------
                               Face                                                                                   Percent of
Industries                    Amount                Fixed-Income Securities                          Value            Net Assets
--------------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA
================================================================================================================================
Canada

Foreign                C$    6,070,000          Canadian Government Bond,
Government                                      7.25% due 6/01/2007                               $ 4,312,627               1.1%
Obligations
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Canada                         4,312,627               1.1
--------------------------------------------------------------------------------------------------------------------------------
United States

US Government                                   US Treasury Bonds:
Obligations           US$    5,935,000            8% due 11/15/2021                                 7,543,029               1.9
                             4,650,000            6.25% due 5/15/2030                               5,086,682               1.3
                            16,500,000          US Treasury Notes,
                                                6.50% due 2/15/2010                                17,660,115               4.5
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in the United States             30,289,826               7.7
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in North America
                                                (Cost--$33,196,211)                                34,602,453               8.8
--------------------------------------------------------------------------------------------------------------------------------
PACIFIC BASIN/ASIA

Japan

Banks               (yen)  853,000,000          International Bank for Reconstruction &
                                                Development, 2% due 2/18/2008                       8,095,272               2.1
                           350,000,000          KFW International Finance,
                                                2.05% due 9/21/2009                                 3,312,471               0.8
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in the Pacific
                                                Basin/Asia (Cost--$11,772,839)                     11,407,743               2.9
--------------------------------------------------------------------------------------------------------------------------------


               November 30, 2000 (30) Mercury Global Balanced Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                                          In US Dollars
                                                                                                 -------------------------------
                          Face                                                                                        Percent of
                         Amount                     Short-Term Securities                            Value            Net Assets
--------------------------------------------------------------------------------------------------------------------------------
US Government                                   US Treasury Bills:
Obligations*            US$14,800,000             6.11% due 1/11/2001                            $ 14,698,176               3.8%
                            4,800,000             6.095% due 2/15/2001                              4,738,047               1.2
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments in Short-Term
                                                Securities (Cost--$19,435,574)                     19,436,223               5.0
--------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments
                                                (Cost--$388,163,493)                              385,520,219              98.5

                                                Other Assets Less Liabilities                       1,040,112               0.3

                                                Foreign Time Deposits**                             3,747,000               1.0

                                                Unrealized Appreciation on
                                                Forward Foreign Exchange
                                                Contracts***                                          899,616               0.2
                                                                                                --------------------------------
                                                Net Assets                                       $391,206,947             100.0%
                                                                                                ================================
--------------------------------------------------------------------------------------------------------------------------------

+     Non-income producing security.

* Certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

**    Foreign time deposit bears interest at 6.562% and matures on 12/01/2000.

*** Forward foreign exchange contracts as of November 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                   Unrealized
Foreign                                        Expiration         Appreciation
Currency Purchased                                Date            (Depreciation)
--------------------------------------------------------------------------------
C$                    2,100,000               January 2001         $  (17,750)
(euro)                3,600,000               January 2001             70,884
(pound)               6,870,000               January 2001              6,396
--------------------------------------------------------------------------------
(US$ Commitment--$14,196,961)                                      $   59,530
                                                                   ----------
--------------------------------------------------------------------------------
                                                                   Unrealized
Foreign                                        Expiration         Appreciation
Currency Sold                                     Date            (Depreciation)
--------------------------------------------------------------------------------
C$                    8,700,000               January 2001         $  124,016
(euro)               85,180,000               January 2001           (342,633)
(pound)              11,300,000               January 2001            408,659
(yen)             2,037,700,000               January 2001            650,044
--------------------------------------------------------------------------------
(US$ Commitment--$115,366,685)                                     $  840,086
                                                                   ----------
--------------------------------------------------------------------------------
Total Unrealized Appreciation on
Forward Foreign Exchange
Contracts--Net                                                     $  899,616
                                                                   ==========
--------------------------------------------------------------------------------

See Notes to Financial Statements.


               November 30, 2000 (31) Mercury Global Balanced Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of November 30, 2000
--------------------------------------------------------------------------------

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

Assets:

Investments, at value (identified cost--$388,163,493)                          $ 385,520,219
Unrealized appreciation on forward foreign exchange contracts                        899,616
Foreign time deposits                                                              3,747,000
Receivables:
  Interest                                                      $   3,214,553
  Securities sold                                                   2,646,539
  Dividends                                                           431,930
  Contributions                                                        56,859      6,349,881
                                                                -------------
Prepaid expenses and other assets                                                    251,835
                                                                               -------------
Total assets                                                                     396,768,551
                                                                               -------------
--------------------------------------------------------------------------------------------
Liabilities:

Payables:
  Securities purchased                                              3,578,339
  Withdrawals                                                       1,106,741
  Custodian bank                                                      471,896
  Investment adviser                                                  176,918      5,333,894
                                                                -------------
Accrued expenses                                                                     227,710
                                                                               -------------
Total liabilities                                                                  5,561,604
                                                                               -------------
--------------------------------------------------------------------------------------------
Net Assets:

Net assets                                                                     $ 391,206,947
                                                                               =============
--------------------------------------------------------------------------------------------
Net Assets Consist of:

Partners' capital                                                              $ 393,059,488
Unrealized depreciation on investments and foreign currency
  transactions--net                                                               (1,852,541)
                                                                               -------------
Net assets                                                                     $ 391,206,947
                                                                               =============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               November 30, 2000 (32) Mercury Global Balanced Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2000
--------------------------------------------------------------------------------

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

Investment Income:

Interest and discount earned                                           $    7,941,031
Dividends (net of $236,890 foreign withholding tax)                         3,399,395
                                                                       --------------
Total income                                                               11,340,426
                                                                       --------------
-------------------------------------------------------------------------------------
Expenses:

Investment advisory fees                               $    2,772,140
Accounting services                                           191,467
Custodian fees                                                161,698
Professional fees                                              55,575
Trustees' fees and expenses                                    28,227
Pricing fees                                                    9,917
Offering costs                                                  4,761
Other                                                           9,450
                                                       --------------
Total expenses                                                              3,233,235
                                                                       --------------
Investment income--net                                                      8,107,191
                                                                       --------------
-------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss) on Investments
& Foreign Currency Transactions--Net:

Realized gain (loss) from:
  Investments--net                                           (126,377)
  Foreign currency transactions--net                       11,135,499      11,009,122
                                                       --------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                        (36,603,909)
  Foreign currency transactions--net                       (3,435,386)    (40,039,295)
                                                       ------------------------------

Net Decrease in Net Assets Resulting from Operations                   $  (20,922,982)
                                                                       ==============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.


               November 30, 2000 (33) Mercury Global Balanced Fund

STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

                                                                     For the      For the Period
                                                                    Year ended    April 30, 1999+
                                                                   November 30,   to November 30,
Increase (Decrease) in Net Assets:                                     2000            1999
------------------------------------------------------------------------------------------------
Operations:

Investment income--net                                            $   8,107,191    $   5,519,600
Realized gain (loss) on investments and foreign currency
  transactions--net                                                  11,009,122       (6,493,185)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net                (40,039,295)      38,186,754
                                                                  ------------------------------
Net increase (decrease) in net assets resulting from operations     (20,922,982)      37,213,169
                                                                  ------------------------------
------------------------------------------------------------------------------------------------
Net Capital Contributions:

Increase (decrease) in net assets derived from
  net capital contributions                                         (68,622,187)     443,438,847
                                                                  ------------------------------
------------------------------------------------------------------------------------------------
Net Assets:

Total increase (decrease) in net assets                             (89,545,169)     480,652,016
Beginning of period                                                 480,752,116          100,100
                                                                  ------------------------------
End of period                                                     $ 391,206,947    $ 480,752,116
                                                                  ==============================
------------------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


               November 30, 2000 (34) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================
The following ratios have been derived from information provided in the financial statements.

                                                     For the     For the Period
                                                   Year Ended    April 30, 1999+
                                                   November 30,  to November 30,
                                                      2000           1999
-------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses                                                 .70%             .70%*
                                                 ============================
Investment income--net                                  1.75%            2.10%*
                                                 ============================
-------------------------------------------------------------------------------
Supplemental Data:

Net assets, end of period (in thousands)         $   391,207      $   480,752
                                                 ============================
Portfolio turnover                                    117.12%           71.04%
                                                 ============================
-------------------------------------------------------------------------------

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


               November 30, 2000 (35) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

(1)   Significant Accounting Policies:

      Mercury Master Global Balanced Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is


               November 30, 2000 (36) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

      o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Portfolio will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.


               November 30, 2000 (37) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolio will begin amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Portfolio did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. The impact of this accounting change has not been determined but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of November 30, 2001.

      (f) Custodian Bank--The Portfolio recorded an amount payable to the custodian bank reflecting an overdraft that resulted from a timing difference of security transaction settlements.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Mercury Advisors ("Mercury Advisors"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      Mercury Advisors is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .60% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. Mercury Advisors has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury Advisors actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.


               November 30, 2000 (38) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      For the year ended November 30, 2000, the Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $623 for security price quotations to compute the net asset value of the Fund.

      In addition, MLPF&S received $32,587 in commissions on the execution of Portfolio security transactions for the Portfolio for the year ended November 30, 2000.

      Accounting services were provided to the Portfolio by FAM.

      Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Funds, Inc., Mercury Advisors, FAM, PSI, and/or ML & Co.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2000 were $513,787,500 and $565,526,846, respectively.

      Net realized gains (losses) for the year ended November 30, 2000 and net unrealized gains (losses) as of November 30, 2000 were as follows:

                                                    Realized        Unrealized
                                                 Gains (Losses)   Gains (Losses)
--------------------------------------------------------------------------------
Investments:
  Long-term                                       $   (120,981)     $(2,643,923)
  Short-term                                            (5,396)             649
                                                  -----------------------------
Total investments                                     (126,377)      (2,643,274)
                                                  -----------------------------
Currency transactions:
  Forward foreign exchange contracts                 2,088,560          899,616
  Foreign currency transactions                      9,046,939         (108,883)
                                                  -----------------------------
Total currency transactions                         11,135,499          790,733
                                                  -----------------------------
Total                                             $ 11,009,122      $(1,852,541)
                                                  =============================
--------------------------------------------------------------------------------

      As of November 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $6,461,191, of which $29,755,015 related to appreciated securities and $36,216,206 related to depreciated securities. At November 30, 2000, the aggregate cost of investments for Federal income tax purposes was $391,981,410.

(4)   Commitments:

      At November 30, 2000, the Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate value of $3,592,000 and $88,000, respectively.


               November 30, 2000 (39) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

(5)   Short-Term Borrowings:

      On December 3, 1999, the Portfolio, along with certain other funds managed by Mercury Advisors and its affiliates, entered into a $1,000,000,000 credit agreement with Bank of America, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank of America, N.A. The Portfolio did not borrow under the facility during the year ended November 30, 2000. On December 1, 2000, this credit agreement was renewed and amended with Bank One, N.A., replacing Bank of America, N.A. as the administrative agent.

(6)   Capital Loss Carryforward:

      At November 30, 2000, the Portfolio had a net capital loss carryforward of approximately $1,904,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


               November 30, 2000 (40) Mercury Global Balanced Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors,
Mercury Master Global Balanced Portfolio
(One of the Series constituting Mercury Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master Global Balanced Portfolio, including the schedule of investments, as of November 30, 2000, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period April 30, 1999 (commencement of operations) to November 30, 1999. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master Global Balanced Portfolio as of November 30, 2000, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for the year then ended and for the period April 30, 1999 (commencement of operations) to November 30, 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 18, 2001


               November 30, 2000 (41) Mercury Global Balanced Fund

PORTFOLIO INFORMATION

WORLDWIDE INVESTMENTS AS OF NOVEMBER 30, 2000 (unaudited)
================================================================================

Ten Largest                                                           Percent of
Equity Holdings                                                       Net Assets
--------------------------------------------------------------------------------
General Electric Company                                                 1.9%
--------------------------------------------------------------------------------
Pfizer Inc.                                                              1.6
--------------------------------------------------------------------------------
Vodafone AirTouch PLC                                                    1.3
--------------------------------------------------------------------------------
Exxon Mobil Corporation                                                  1.3
--------------------------------------------------------------------------------
American International Group, Inc.                                       1.2
--------------------------------------------------------------------------------
Citigroup Inc.                                                           1.2
--------------------------------------------------------------------------------
AstraZeneca Group PLC                                                    1.2
--------------------------------------------------------------------------------
Microsoft Corporation                                                    1.2
--------------------------------------------------------------------------------
Eli Lilly and Company                                                    1.2
--------------------------------------------------------------------------------
Pharmacia Corporation                                                    1.1
--------------------------------------------------------------------------------

Ten Largest Industries                                                Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Pharmaceuticals                                                          7.4%
--------------------------------------------------------------------------------
Insurance                                                                3.8
--------------------------------------------------------------------------------
Banks                                                                    3.8
--------------------------------------------------------------------------------
Diversified Telecommunication
Services                                                                 3.7
--------------------------------------------------------------------------------
Communications Equipment                                                 3.7
--------------------------------------------------------------------------------
Oil & Gas                                                                2.9
--------------------------------------------------------------------------------
Diversified Financials                                                   2.8
--------------------------------------------------------------------------------
Beverages                                                                2.8
--------------------------------------------------------------------------------
Industrial Conglomerates                                                 2.3
--------------------------------------------------------------------------------
Food & Drug Retailing                                                    2.2
--------------------------------------------------------------------------------


               November 30, 2000 (42) Mercury Global Balanced Fund

PORTFOLIO INFORMATION (CONCLUDED)

WORLDWIDE INVESTMENTS AS OF NOVEMBER 30, 2000 (unaudited)
================================================================================

                                                                     Percent of
Country Representation                                               Net Assets+
--------------------------------------------------------------------------------
United States                                                           34.9%
--------------------------------------------------------------------------------
Germany                                                                 18.0
--------------------------------------------------------------------------------
Japan                                                                   10.5
--------------------------------------------------------------------------------
United Kingdom                                                           8.0
--------------------------------------------------------------------------------
France                                                                   7.9
--------------------------------------------------------------------------------
Austria                                                                  3.3
--------------------------------------------------------------------------------
Netherlands                                                              2.2
--------------------------------------------------------------------------------
Canada                                                                   1.5
--------------------------------------------------------------------------------
Switzerland                                                              1.3
--------------------------------------------------------------------------------
Finland                                                                  1.1
--------------------------------------------------------------------------------
Spain                                                                    1.0
--------------------------------------------------------------------------------
Sweden                                                                   1.0
--------------------------------------------------------------------------------
Italy                                                                    0.8
--------------------------------------------------------------------------------
Australia                                                                0.8
--------------------------------------------------------------------------------
Hong Kong                                                                0.7
--------------------------------------------------------------------------------
Singapore                                                                0.5
--------------------------------------------------------------------------------
+ Total may not equal 100%

Ten Largest                                                         Percent of
Fixed-Income Holdings                                               Net Assets
--------------------------------------------------------------------------------
US Treasury Notes,
6.50% due 2/15/2010                                                      4.5%
--------------------------------------------------------------------------------
Bundesrepublik Deutschland,
6.25% due 1/04/2030                                                      3.0
--------------------------------------------------------------------------------
Bundesrepublik Deutschland,
6% due 7/04/2007                                                         2.8
--------------------------------------------------------------------------------
French OAT, 5.25% due 4/25/2008                                          2.7
--------------------------------------------------------------------------------
Deutsche Ausgleichsbank,
6.50% due 9/15/2004                                                      2.6
--------------------------------------------------------------------------------
International Bank for
Reconstruction & Development,
2% due 2/18/2008                                                         2.1
--------------------------------------------------------------------------------
Bundesobligation,
3.25% due 2/17/2004                                                      1.9
--------------------------------------------------------------------------------
Oesterreich Kontrollbank,
6% due 5/19/2009                                                         1.9
--------------------------------------------------------------------------------
Bundesobligation,
4.25% due 2/18/2005                                                      1.6
--------------------------------------------------------------------------------
Bundesobligation,
5% due 8/20/2001                                                         1.6
--------------------------------------------------------------------------------

                                                                    Percent of
Asset Mix                                                           Net Assets
--------------------------------------------------------------------------------
Common Stock                                                            56.4%
--------------------------------------------------------------------------------
Fixed-Income Securities                                                 37.1
--------------------------------------------------------------------------------
Cash Equivalents                                                         6.5
--------------------------------------------------------------------------------
Total                                                                  100.0%
--------------------------------------------------------------------------------


               November 30, 2000 (43) Mercury Global Balanced Fund

OFFICERS AND DIRECTORS

Jeffrey M. Peek, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Director and
  Executive Vice President
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President
  and Treasurer
Robert E. Putney, III, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth and current income. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master Global Balanced Portfolio of Mercury Master Trust, which has the same investment objective as the Fund. The Portfolio is managed in two segments, an equity segment and a bond segment. The Portfolio invests in a mix of stocks and high-quality bonds of issuers located in the United States and other developed countries. The Portfolio's neutral position consists of approximately 60% invested in stocks and 40% in bonds, although the Portfolio may vary each of these percentages up to 15% in either direction based on current economic and market conditions. The Fund's investment experience will correspond to the investment experience of the Portfolio.

Mercury Global Balanced Fund of
Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

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